UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 28, 2000


                              ROYAL PRECISION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-22889                  06-1453896
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


15170 North Hayden Road, Suite 1, Scottsdale, Arizona              85260
       (Address of principal executive offices)                  (Zip Code)


                                 (480) 627-0200
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On November 28, 2000, the Registrant issued a press release announcing it had terminated the non-binding letter of intent and discontinued negotiations with PH Group Inc., regarding the potential acquisition announced on September 28, 2000.

     EXHIBITS.

     Exhibit No.           Description
     -----------           -----------
        1.                 Registrant's press release dated November 28, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROYAL PRECISION, INC.


Dated: November 28, 2000                By: /s/ Thomas A. Schneider
                                            ------------------------------------
                                            Thomas A. Schneider, President

                                      -3-